ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

1 1 Annual Shareholders’ Meeting May 3, 2011 Exhibit 99.2

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

2 2
Forward Looking Statement
Certain statements we may make today may constitute “forward looking statements” under the Private Securities Litigation Reform Act of 1995.  Orrstown
Financial’s actual results may differ significantly from the results discussed in such forward-looking statements.  Factors that might cause such a difference include, but are not limited to, economic conditions, competition in the geographic and business areas in which Orrstown Financial conducts its operations, fluctuations in interest rates, credit quality, government regulation and other risks and uncertainties, including those described in the Company’s filings with the Securities and Exchange Commission. The statements we make today are valid only as of today’s date and we disclaim any obligation to update this information.

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

3 3 Joel R. Zullinger Chairman of the Board Call to Order Opening Remarks

4 4 Joel R. Zullinger Chairman of the Board

Eldon E. Funk

Richard M. Diffenbaugh

Christopher Ray Campbell

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

In Memoriam 5 5

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

6 6
Board of Directors
Glenn W. Snoke
Director since 1999
President, Snoke’s Excavating
& Paving, Inc.
John S. Ward
Director since 1999
Former President, Modern Transit
Partnership
Retired Chief Clerk of
Cumberland County
Kenneth R. Shoemaker
Secretary of the Company
Director since 1986
President Emeritus,
Orrstown Bank
Mark K. Keller
Director since 2009
State Representative 86th District
Jeffrey W. Coy
Vice Chairman
Director since 1984
Former Commissioner, PA Gaming
Control Board—2005-2011
Former State Representative 89th
District—1983-2004
Anthony F. Ceddia
Director since 1996
President Emeritus,
Shippensburg University
Leadership and Management
Consultant
Gregory A. Rosenberry
Director since 1997
President and General Partner,
Rosenberry Family Limited
Partnership
Thomas R. Quinn, Jr.
President and Chief Executive
Officer
Director since 2009
Joel R. Zullinger
Chairman
Director since 1981
An attorney with Zullinger-Davis PC
Andrea Pugh
Director since 1996
President & Sole Member,
PharmCare Consultants LLC

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

7 7
Asset Liability Committee: John Ward, Chair, Ken
Shoemaker, Joel Zullinger, Tom Quinn, Jr.
Audit Committee: Andrea Pugh, Chair, Tony Ceddia, John
Ward
Compensation Committee: Jeff Coy, Chair, Joel Zullinger,
John Ward
Credit Admin Committee: Mark Keller, Chair, Tony Ceddia,
Greg Rosenberry, Glenn Snoke
Enterprise Risk Management Committee: Joel
, Mark Keller, Tony Ceddia, John Ward, Andrea
Pugh, Jeff Coy, Greg Rosenberry
Board Oversight-Committee Structure
Zullinger, Chair

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

8 8
Executive Committee: Jeff Coy, Chair, Ken Shoemaker, Joel
Zullinger, Tom Quinn, Jr.
Investment Committee: John Ward
Loan Committee: Glenn Snoke
Nominating & Governance Committee: Joel Zullinger,
Chair,
Jeff Coy, Mark Keller, Andrea Pugh
Property Committee: Greg Rosenberry, Chair, Mark Keller,
John Ward
Technology Committee: Tony Ceddia, Chair, Ken
Shoemaker, Glenn Snoke
Trust Committee: Greg Rosenberry, Chair, Tony Ceddia, Jeff
Coy, Andrea Pugh, Joel Zullinger
Board Oversight-Committee Structure

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

9 9 Joel R. Zullinger Chairman of the Board

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

10 10 Thomas R. Quinn, Jr. President and Chief Executive Officer 2010 Highlights

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

11 11
Franchise Overview
• Headquartered in Shippensburg, PA
• Founded in 1919
• 21 branches in Pennsylvania and Maryland
– 9 branches in Cumberland County, PA
– 7 branches in Franklin County, PA
– 4 branches in Perry County, PA
– 1 branch in Washington County, MD
• $1.512 billion in assets and $1.188 billion in
deposits at December 31, 2010
• In addition to community banking services,
provides trust and investment services to
individuals, businesses, non-profits and
municipalities ($929 million of trust and
brokerage assets at 12/31/2010)
Orrstown Bank North Pointe Operations Center

12 12
• Included in the Russell 2000 & 3000 Indices for second year
• Selected as one of the top 200 best performing community banks in the nation by US Banker Magazine for 5 consecutive years
(1)
• Recognized as one of the 50 Fastest Growing Companies by the
Central Pennsylvania Business Journal for the 8
th
time
(2)
• One of 40 banks in nation selected for Keefe, Bruyette & Woods, Inc.
Bank Honor Roll based on superior performance over past 10 years
• Recognized by SNL as one of top 100 best performing community banks
• Raised net capital proceeds of $37.6 million (at a price to tangible book value of 1.67 was one of the strongest capital raises in 2010)
• Posted record net income, by quarter, for all four quarters of 2010
• Highest earnings in the 91 year history of the Company: $16.6 million
(up 24% vs. previous record year in 2009)
2010 Highlights
(1) Ranking based on 3 year ROAE of publicly traded banks and thrifts of major exchanges, pink sheets, and bulletin boards. Private companies that file with the
SEC are also included. Source: SNL Financial
(2)
As published by the Central Penn Business Journal  (Based on minimum revenue of $500,000 for 3 years. Companies were first ranked by dollar growth year one to year three, combined with percentage of growth year one to year three.)

13 13
• Excellent Return Ratios:
– ROA:      1.21% for 2010
– ROE:    11.22% for 2010
– ROTE:  13.19% for 2010
(1)
• Asset Growth 12/31/09 – 12/31/10 up 26.4%
• Deposit Growth 12/31/09 – 12/31/10 up 29.9%
• Reduced NPAs by 32% (3/31/10 – 12/31/10)
• Reduced NPLs by 35% (3/31/10 – 12/31/10)
• NPAs/ Assets 1.07% at 12/31/2010
• NPLs/ Loans 1.56% at 12/31/2010
2010 Highlights
(1) See Appendix regarding non-GAAP financial measures.
Source: Company Documents as of 12/31/10

14 14
2010 Highlights
• Net Interest Margin up 6 bps to 3.72% for
2010 vs. 3.66% in 2009
• Lowered Cost of Funds for 24 consecutive
months to 85 bps at December 2010
• Efficiency ratio 54.89% for the 12 months
ended 12/31/2010
(1) Compound annual growth rate
Source: Company Documents

15 15
• Continued to take advantage of market dislocation to hire talented bankers
• Recently hired commercial lenders have generated $86 million in new loan volume since March, 2009
• Emphasis on growing mortgage business has resulted in 29%
increase in total volume 2010 vs. 2009
– Expanded mortgage origination team in our East Shore market
– Began accepting mortgage applications online in 4Q 2010
• Trust/Brokerage assets grew 25.6% in 2010 to $929 million at
12/31/10
• Orrstown Financial Advisors net income up 40.4% & revenue up
27.3% 2010 vs. 2009
• Increased dividends for over 20 consecutive years, and a 10 year annual dividend CAGR of 15.8%
2010 Highlights

$1,511,722
$1,196,432
$1,051,783
$884,979
$809,031
$618,827
$701,964
$820,468
$881,074
$966,986
$638,719
$646,356
$757,368
$915,170
$1,188,377
2006¹
2007
2008
2009
2010
2006¹
2007
2008
2009
2010
2006¹
2007
2008
2009
2010

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

16 16
(1) 2006 reflects the acquisition of the First National Bank of Newport ($120mm of assets and $106mm of deposits)
(2) NOTE: CAGR calculated from 12/31/05-12/31/2010: ‘05 Assets: 601,460; ‘05 Loans: 460,386; ‘05 Deposits: 462,822
Note: Dollar values in thousands
Source: Company Documents as of 12/31/10
Track Record of Strong Growth
Assets Loans Deposits
CAGR: 15.99%
CAGR: 20.74% CAGR: 20.23%

17 17
• Main reason FDIC closes banks is capital
inadequacy
• Accelerating timeline of bank failures in last decade
• 2000-2008 52 banks failed (avg. < 6/year)
• In 2009 140 banks failed
• In 2010 157 banks failed
• We made a proactive decision to raise capital
before the market was overwhelmed
• At a price to tangible book value of 1.67 ORRF
was one of the strongest capital raises in 2010
Capital Raise Timing

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

18 18
Analyst Perspective
Rick Weiss-Janney Capital Markets
April, 2010
Better Than Orr-dinary; Initiating With A BUY
May, 2010
Longer-Term Growth Story; Reiterate BUY
July, 2010
Respectable Quarter’s Results; Reiterate BUY
November, 2010
Continue To Strengthen The Franchise; Reiterate BUY
February, 2011
Meeting With Management; Reiterate BUY

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

19 19
Analyst Perspective
Casey Orr: Sandler O’Neill + Partners
September, 2010
ORRF has a strong market share in its core footprint, and we expect the company to continue to benefit from consolidation in its markets with the resulting dislocation leading to greater market share.
October, 2010
3Q10 Earnings Review
We continue to note the company’s strong market share in its core footprint, solid historical performance metrics, and above-peers capital levels.
January, 2011
4Q10 Earnings Review
The main positive for the quarter was stronger balance sheet growth than we had been anticipating; Capital remains strong; ORRF has a strong market presence in its core footprint and we were encouraged this quarter by the pick-up in loan growth.  We also note the company’s superior profitability metrics and healthy capital position.

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

20 20 Analyst Perspective Value Line Orrstown Financial Services, Inc. (ORRF) is ranked above average for performance and safety

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

21 21
Your Management Team
Douglas P. Barton
Senior Vice President
Chief Accounting Officer
Mark G. Bayer
Vice President
Director of Marketing
Barbara E. Brobst
Senior Vice President
Senior Trust Officer
Philip E. Fague
Executive Vice President
Mortgage and Consumer
Business
Jeffrey W. Embly
Executive Vice President
Chief Credit Officer
Thomas R. Quinn, Jr.
President and
Chief Executive Officer
Bradley S. Everly
Executive Vice President
Chief Financial Officer
Stephen C. Caldwell
Vice President
Director of Human
Resources
Michelle N. Paulnock
Senior Vice President
Operations
Benjamin S. Stoops
Senior Vice President
Chief Technology Officer
Gary R. Holder
Senior Vice President
Chief Retail Officer
Jeffrey S. Gayman
Senior Vice President
Chief Commercial Officer
Lauren Shutt
Senior Vice President
Enterprise Risk
Management Officer

22 22
Your Management Team
•Barb Brobst named 2010 Business Person of the
Year by the Shippensburg Chamber of Commerce
•Brad Everly nominated as a Central Penn Business
Journal CFO of the Year (Public Company) Finalist

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

23 23 Bradley S. Everly Executive Vice President, Chief Financial Officer Financial Review

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

24 24
Return on Average Assets (%)
ORRF’s Return on Average Tangible Assets was 1.23% during 2009 and 2010
Source: SNL Financial, Company Documents 12/31/2010
NOTE: See Appendix for non GAAP Disclosure
0.05%
0.30%
0.55%
0.80%
1.05%
1.30%
1.55%
1.80%
ORRF
1.61% 1.50% 1.38% 1.19% 1.21%
$1B-$5B
1.08% 0.96% 0.55% 0.24% 0.52%
All Banks
0.98% 0.83% 0.39% 0.17% 0.42%
2006 2007 2008 2009 2010

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

25 25
Return on Average Assets (%)
Local Bank Comparison
Source: SNL Financial, Company Documents 12/31/2010
-0.50%
-0.25%
0.00%
0.25%
0.50%
0.75%
1.00%
1.25%
1.50%
1.75%
2.00%
Orrstown (ORRF)
1.61% 1.50% 1.38% 1.19% 1.21%
Franklin Fin. (FRAF)
1.07% 1.14% 1.01% 0.69% 0.78%
Tower (TOBC)
-0.11% 0.38% 0.32% 0.08%
Mid Penn (MPB)
1.08% 0.94% 0.67% -0.39% 0.44%
Codorus Valley 1.05% 1.11% 0.71% 0.41% 0.67%
2006 2007 2008 2009 2010
(CVLY)

Return on Average Assets (%)
NOTE: The tailored peer group is 19 similarly sized banks from the MidAtlantic region, See Appendix for Listing
Source: SNL Financial; Company Documents 12/31/11
-0.50%
-0.25%
0.00%
0.25%
0.50%
0.75%
1.00%
1.25%
1.50%
1.75%
2.00%
ORRF
1.61% 1.50% 1.38% 1.19% 1.21%
Peer Median
1.06% 0.87% 0.55% 0.49% 0.59%
Peer Mean
1.01% 0.73% 0.08% -0.21% -0.10%
2006 2007 2008 2009 2010

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

27 27
Return on Average Equity (%)
ORRF’s Return on Average Tangible Equity was 15.73% during 2009 and 13.19% during 2010
Source: SNL Financial, Company Documents 12/31/2010
NOTE: See Appendix for non GAAP Disclosure
1%
4%
7%
10%
13%
16%
ORRF
15.10% 13.64% 13.20% 12.48% 11.22%
$1B-$5B
12.68% 10.25% 6.20% 2.22% 5.07%
All Banks
10.48% 8.49% 4.19% 1.80% 4.24%
2006 2007 2008 2009 2010

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

28 28
Return on Average Equity (%)
(Local Bank Comparison)
Source: SNL Financial, Company Documents 12/31/2010
-6%
-3%
0%
3%
6%
9%
12%
15%
Orrstown (ORRF)
15.10% 13.64% 13.20% 12.48% 11.22%
Franklin Fin (FRAF)
11.91% 12.65% 10.99% 8.69% 9.34%
Tower (TOBC)
-1.21% 3.89% 3.26% 0.74%
Mid Penn (MPB)
12.93% 12.03% 8.87% -4.43% 5.71%
Codorus Valley (CVLY)
12.99% 13.91% 8.91% 4.88% 8.12%
2006 2007 2008 2009 2010

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Return on Average Equity (%)
NOTE: The tailored peer group is 19 similarly sized banks from the MidAtlantic region, See Appendix for listing
Source: SNL Financial; Company Documents 12/31/11
-8%
-5%
-2%
1%
4%
7%
10%
13%
16%
19%
ORRF
15.10% 13.64% 13.20% 12.48% 11.22%
Peer Median
10.10% 8.66% 7.03% 4.68% 6.30%
Peer Mean
10.41% 7.23% 0.62% -3.46% -6.73%
2006 2007 2008 2009 2010

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

30 30
Net Interest Margin
Source: SNL Financial, Company Documents 12/31/2010
3.50
3.75
4.00
4.25
4.50
ORRF
4.32 4.08 3.93 3.66 3.73
$1B-$5B
4.03 3.83 3.75 3.56 3.67
All Banks
4.06 3.89 3.71 3.61 3.77
2006 2007 2008 2009 2010

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Net Interest Margin
NOTE: The tailored peer group is 19 similarly sized banks from the MidAtlantic region, see Appendix for listing
Source: SNL Financial; Company Documents 12/31/11
3.25
3.50
3.75
4.00
4.25
4.50
ORRF
4.32 4.08 3.93 3.66 3.73
Peer Median
3.55 3.46 3.75 3.70 3.68
Peer Mean
3.70 3.55 3.74 3.50 3.64
2006 2007 2008 2009 2010

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

32 32
Net Charge Off/Average Loans (%)
Source: SNL Financial, Company Documents 12/31/2010
-0.02
0.18
0.38
0.58
0.78
0.98
1.18
ORRF
0.00 0.02 0.06 0.11 0.44
$1B-$5B
0.10 0.15 0.41 1.00 1.16
All Banks
0.07 0.11 0.31 0.77 0.89
2006 2007 2008 2009 2010

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Net Charge Off/Average Loans (%)
NOTE: The tailored peer group is 19 similarly sized banks from the MidAtlantic region, see Appendix for listing
Source: SNL Financial; Company Documents 12/31/11
-0.02
0.18
0.38
0.58
0.78
0.98
1.18
ORRF
0.00 0.02 0.06 0.11 0.44
Peer Median
0.10 0.09 0.26 0.61 0.74
Peer Mean
0.10 0.19 0.40 0.86 1.01
2006 2007 2008 2009 2010

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

34 34
Efficiency Ratio (%)
Source: SNL Financial, Company Documents 12/31/2010
50%
55%
60%
65%
70%
75%
ORRF
53.1% 55.7% 57.3% 57.9% 54.9%
$1B-$5B
61.2% 62.4% 64.3% 64.7% 64.7%
All Banks
64.7% 67.3% 70.3% 71.8% 68.5%
2006 2007 2008 2009 2010

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Efficiency Ratio (%)
NOTE: The tailored peer group is 19 similarly sized banks from the MidAtlantic region, see Appendix for listing
Source: SNL Financial; Company Documents 12/31/11
50%
55%
60%
65%
70%
75%
ORRF
53.1% 55.7% 57.3% 57.9% 54.9%
Peer Median
63.3% 65.3% 64.8% 64.8% 64.0%
Peer Mean
65.9% 72.5% 68.4% 70.3% 68.9%
2006 2007 2008 2009 2010

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

36 36
Dividend Payout Ratio (%)
Source: SNL Financial, Company Documents 12/31/2010
26%
31%
36%
41%
46%
51%
ORRF
39.9% 42.3% 42.9% 42.5% 41.0%
$1B-$5B
31.1% 36.5% 50.0% 47.0% 34.3%
All Banks
29.6% 34.3% 44.0% 43.0% 29.7%
2006 2007 2008 2009 2010

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

37 37
Summary Financial Highlights
(Dollars in Thousands Except Per Share Data)
2006 2007 2008 2009 2010
Total Assets $809,031 $884,979 $1,051,783 $1,196,432 $1,511,722
Gross Loans 618,827 701,964 820,468 881,073 966,986
Total Deposits 638,719 646,356 757,368 915,170 1,188,377
Total Shareholders' Equity 89,388 96,124 103,347 110,886 160,484
Net Income 11,632 12,558 13,103 13,373 16,581
Diluted Earnings Per Share 1.89 1.98 2.07 2.11 2.20
Year Ended December 31,

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Summary Financial Highlights Continued
2006 2007 2008 2009 2010
Return on Average Assets 1.61% 1.50% 1.38% 1.19% 1.21%
Return on Average Equity 15.10% 13.64% 13.20% 12.48% 11.22%
Return on Average Tangible Equity 18.98% 18.02% 17.02% 15.73% 13.19%
Net Interest Margin 4.32% 4.08% 3.93% 3.66% 3.72%
Efficiency Ratio 53.98% 55.58% 56.73% 58.85% 54.85%
Tang. Common Equity / Tang. Assets 8.60% 8.70% 8.00% 7.60% 9.38%
Total Risk - Based Capital Ratio 11.98% 11.62% 10.91% 11.40% 14.80%
Non-Performing Assets / Assets 0.05% 0.04% 0.09% 0.44% 1.07%
Loan Loss Reserves / Gross Loans 0.89% 0.87% 0.87% 1.26% 1.66%
Year Ended December 31,

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Quarterly Financial Highlights
(Dollars in Thousands, except Per Share)
Quarter Ended March 31,
2011 2010
Total Assets $1,512,393.00 $1,316,038.00
Gross Loans 988,774 898,276
Total Deposits 1,207,373 997,675
Total Shareholders' Equity 162,673 151,982
Net Income 3,827 3,406
Diluted Earnings Per Share 0.48 0.52
Return on Average Assets 1.03% 1.12%
Return on Average Equity 9.63% 12.18%
Return on Average Tangible Equity 11.15% 15.12%
Net Interest Margin 3.68% 3.76%
Efficiency Ratio 52.88% 57.95%
Tang. Common Equity / Tang. Assets 9.52% 10.12%
Non-Performing Assets / Assets 1.00% 1.82%
Loan Loss Reserves / Gross Loans 1.86% 1.34%

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

40 40 2006 2007 2008 2009 2010 34.5% $809 9.4% $885 18.9% $1,052 13.7% $1,196 26.4% $1,512 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 Total Assets at December 31 (Dollars in Millions)

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

41 41 Gross Loans at December 31 (Dollars in Millions) 2006 2007 2008 2009 2010 $619 34.4% $702 13.4% $821 16.9% $881 7.4% $967 9.8% $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

42 42 Total Deposits at December 31 (Dollars in Millions) 2006 2007 2008 2009 2010 $639 38.0% $646 1.2% $757 17.2% $915 20.8% $1,188 29.9% $0 $200 $400 $600 $800 $1,000 $1,200

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

43 43 Total Shareholders’ Equity at December 31 (Dollars in millions) 2006 2007 2008 2009 2010 56.0% 7.5% 7.5% 7.4% $161 44.7% $0 $25 $50 $75 $100 $125 $150 $175 $89 $96 $103 $111

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

44 44
Net Income at December 31
(Dollars in thousands)
2006
2007
2008
2009
2010
$11,632
16.5%
$12,558
8.0%
$13,103
4.2%
$13,373
2.1%
$16,581
24.0%
$0
$2,000
$4,000
$6,000
$8,000
$10,000
$12,000
$14,000
$16,000
$18,000

Dividends
Earnings
$1.87
$1.95
$2.04
$2.09
$2.18
$0.74
$0.82
$0.87
$0.88
$0.89
2006
2007
2008
2009
2010

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

45 Cash Dividends and Earnings

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Bank/Thrift Stock Index Values
ORRF Total Return as of April 29, 2011 at $27.24
Percent Change (%) Percent Change (%)
YTD 52 Week YTD 52 Week
SNL Bank -1.07 -7.91 Bank w/ Assets <$500M 0.10 -11.43
SNL Thrift -2.73 -9.87 Bank w/ Assets $500M-$1B -0.78 -4.78
SNL TARP Participants -20.86 -18.80 Bank w/ Assets $1B-$5B -1.60 -9.44
NASDAQ 8.32 16.75 Bank w/ Assets $5B-$10B 0.90 -12.05
Bank Mid Atlantic 2.01 2.57 Bank w/ Assets > $10B -1.23 -7.86
ORRF Market Change -0.62 7.03
ORRF Total Return 0.26 10.96
ORRF at 27.24 at COB Friday 4/29/2011
ORRF at COB Trade Div. Adj.
4/29/2011 $27.24 $27.24
12/31/2010 $27.41 $27.17
4/29/2010 $25.45 $24.55
46 46 46

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

47 47 Jeffrey W. Embly Executive Vice President, Chief Credit Officer Credit Quality Review

1.22
1.12
1.02
0.92
0.82
0.72
0.62
0.52
0.42
0.32
0.22
0.12
0.02
0.08
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
3/31/2011
1.16
1.03
0.89
0.8
0.48
0.41
0.37
0.44
0.34
0.31
0.16
0.16
0.11
0.08
0.02
All Banks(1)
Mid Atlantic Banks(2)
$1-$5 Billion Banks(3)
ORRF

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

48 48
Historical Credit Cycle Analysis
NCO/ Average Loans
(1) All Banks as defined by SNL Financial
(2) Mid-Atlantic Banks as defined by SNL Financial
(3) $1-$5 Billion Banks as defined by SNL Financial
Source: Company Documents as of 3/31/11; SNL Financial

3.3
3.2
3.1
3
2.9
2.8
2.7
2.6
2.5
2.4
2.3
2.2
2.1
2
1.9
1.8
1.7
1.6
1.5
1.4
1.3
1.2
1.1
1
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
3/31/2011
2.92
2.85
2.76
2.46
1.75
1.42
1.38
1.26
1.07
1.00
0.77
0.5
0.45
0.45
0.04
0.09
All Banks (1)
Mid Atlantic Banks (2)
$1-$5 Billion Banks (3)
ORRF

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

49 49
Historical Credit Cycle Analysis
NPA/ Assets
(1) All Banks as defined by SNL Financial
(2) Mid-Atlantic Banks as defined by SNL Financial
(3) $1-$5 Billion Banks as defined by SNL Financial
Source: Company Documents as of 3/31/11; SNL Financial

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

50 50
Asset Quality Summary
Source: Company Documents as of 3/31/11
(Dollars in Thousands)
12/31/2009 3/31/2010 6/30/2010 9/30/2010 12/31/2010 3/31/2011
Loans on a Nonaccrual (cash) Basis 4,267 $           23,020 $          14,496 $          14,427 $          13,896 $          13,106 $
Loans whose Terms have been Renegotiated -                      -                      -                      -                      1,180              1,177
Total Non-Performing Loans 4,267 23,020 14,496 14,427 15,076 14,283
Other Real Estate Owned 1,065              873                 1,264              2,528              1,112              847
Total Non-Performing Assets 5,332 23,893 15,760 16,955 16,188 15,130
90 Days Past Due and Still Accruing 6,155 8,929 7,255 3,526 2,249 3,687
Total Non-Performing and Other Risk Assets 11,487 $          32,822 $          23,015 $          20,481 $          18,437 $          18,817 $
Non-Performing Loans / Total Loans 0.48% 2.56% 1.61% 1.57% 1.56% 1.45%
Non-Performing Assets / Total Assets 0.45% 1.82% 1.16% 1.15% 1.07% 1.00%
Loan Loss Reserve 11,067 $          12,020 $          14,582 $          15,386 $          16,020 $          18,398 $
  Loan Loss Reserves / Gross Loans 1.26% 1.34% 1.62% 1.67% 1.66% 1.86%
  Reserves / NPLs 259% 52% 101% 107% 106% 129%
Net Charge-Offs 938 467 2,905 3,231 3,972 817
Net Charge-Offs / Average Loans 0.11% 0.21% 0.65% 0.48% 0.44% 0.34%
Provision / Net Charge-Offs 519% 304% 221% 234% 225% 391%

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

51 51
Credit Quality Trends
Reserves / Loans
(1) All Banks as defined by SNL Financial
(2) Mid Atlantic Banks as defined by SNL Financial
(3) $1-$5 Billion Dollar Banks as defined by SNL Financial
Source: Company Documents as of 3/31/11; SNL Financial
0.85%
0.95%
1.05%
1.15%
1.25%
1.35%
1.45%
1.55%
1.65%
1.75%
1.85%
1.95%
2.05%
All Banks(1)
Mid Atlantic(2)
$1-$5 Billion Banks(3)
ORRF
1.92
1.54
1.97
1.66
1.87
2005 2006 2007 2008 2009 2010 1Q 2011

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

52 52
Credit Quality Trends
(1) All Banks as defined by SNL Financial
(2) Mid Atlantic Banks as defined by SNL Financial
(3) $1-$5 Billion Dollar Banks as defined by SNL Financial
Source: Company Documents as of 3/31/11; SNL Financial
NPA +90days Delinq/ Assets
2.88
1.84
2.93
1.22
1.24
0.00
0.50
1.00
1.50
2.00
2.50
3.00
2005 2006 2007 2008 2009 2010 1Q 2011
All Banks(1)
Mid Atlantic(2)
$1-$5 Billion Banks(3)
ORRF

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

53 53 Barbara E. Brobst Senior Vice President, Senior Trust Officer Orrstown Financial Advisors

Economic Update
ORRSTOWN
FINANCIAL ADVISORS
A Tradition of Excellence

ORRSTOWN
FINANCIAL ADVISORS
A Tradition of Excellence
Holiday Greetings from
Orrstown Financial Advisors!
Barb Brobst

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

54 54 Client Call-In Events Holiday Newsletter Client Service Standards Customer Relationship Initiatives

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

55 Orrstown Financial Advisors Dual Rep of the Year Past Recipients: 2006 – Paul Ritchie 2007 – Phyllis Nye 2008 – Bob Russoli 2009 – Bob Russoli 2010 – Von Jaymes

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Orrstown Financial Advisors
2010 Program of the Year
Awarded by the BAR Division of Financial Network
Investment Corporation
Represents 28 Financial Institutions with over 70
Licensed Reps
Criteria include:
•Total Sales
•Compliance
•Customer Service

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

57 57
Combined trust & brokerage assets under management
grew by 25.6% vs. 2009 to $929,327,000
2010 revenue up  27% compared to 2009
Net income increased over 40% since 2009
Combined trust & brokerage assets under management
closing in on $1 billion mark
2010 Financial Achievements

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

58 58 Philip E. Fague Executive Vice President, Mortgage & Consumer Business

59 59
• 2009
– 5 Mortgage Originators
– “Plain vanilla” mortgage products only
– Manual processing of loans created bottleneck that limited production
– Built servicing portfolio to $183,663,000 at year end
• 2010
– 11 Mortgage Originators
– VA, FHA, USDA Guaranteed Rural Housing, PHFA First Time
Homebuyer program
– Streamlined and automated processing
– Leveraged technology (“apply now” on website)
– Built servicing portfolio to $240,696,000 at year end, an increase of 31%
Mortgage Update

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

60 60 Mortgage Update 169 more loans in 2010=26.2% increase 646 815 0 100 200 300 400 500 600 700 800 900 2009 2010 # Loans

61 61 Mortgage Update Loan volume grew by $30,081,000=29.3% increase $140,000,000 $120,000,000 $100,000,000 $80,000,000 $60,000,000 $40,000,000 $20,000,000 $ 0 $ Volume 2009 2010

62 62
• Leveraging technology to enhance revenue and meet
customers’ needs
– Automating back room to increase volume
– Credit Scoring metrics enable risk-based pricing
• Emphasis on Consumer Auto Lending
• Increases number of lenders to meet customer needs
(BEOs, CSRs)
• Remote lending (e.g. Carlisle Events Car Shows)
• Eventual consumer lending at www.orrstown.com
Consumer Business Update

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

63 63 Thomas R. Quinn, Jr. President and Chief Executive Officer

64 64
Recap
• Record earnings for the last two years
• Capital raise of $37.6 million-one of strongest
capital raises nationwide in 2010
• Opened our 21 branch last week at the Carlisle
Fairgrounds
• Planning an additional branch in next 12 months
• Leveraging technology and 39,000 sq. ft.
operations center to drive new business to the
bank
st

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

65 65
Remain a leading community bank in all our
markets
Lead the market in customer service and cutting-
edge technology adoption
Evolve to meet the needs of a changing
demographic
Looking Ahead: 2011

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

66 66
In 2009 more than 75% of all US noncash
payments were made electronically*
Electronic payments are growing 9.3% annually
Number of checks paid decreasing 7.2%
annually
Debit card usage increasing 14.8% annually
(exceeds all other forms of noncash payment)
Changing Banking Habits
*2010 Federal Reserve Payments Study; changes in electronic payments, checks paid and debit card usage compares 2006 data to 2009 data.

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

67 67
Changing Banking Habits
Source: Jerome Svigals; The Lafferty Group
75%
10%
15%
35%
15%
25% 25%
15%
20%
55%
0%
10%
20%
30%
40%
50%
60%
70%
80%
1990s 2000s 2010s
Teller ATM Phone Online/Smartphone
0
10%

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

68 68
• Investments in Technology
– MCIF/CRM System “Insight”
– New website
– Live Chat software to evolve our customer contact
center from service oriented to sales and service
oriented
Looking Ahead: 2011

Insight

myView
Customer View
Overdrafts
Past Due
Marketing
Reports
Maintenance
Goals
FRANKLIN HOMES INC
Business Customer
Edit : Bookmarks : Groups : Reports : Files (1)
Platinum Customer
10655 HIGHWAY 43
-
Gallatin, TN 37212
Home: 615-555-5555
Alt Home: 615-555-5555
Business: 615-555-5555
Fax: -
Mobile: -
Opt Out: Allow Contact
Email: -
Web: http://www.franklinhomes.com
SSN/Tax ID: 55-5573970
Founding Date: 09/10/2009
Financial Institution Contact: Janice Heib
Primary Branch: New Smyrna
CRM ID: 36365
Customer Since: 02/01/1989
Last Activity: 2/7/2011 at 8:00AM
360 View
Accounts
Relationships
Profitability
Contacts
Activities
Referrals
Incidents
Pipelines
Comments
Profiles
New
Relationship
Customer Relationships
Account Relationships
Household Relationships ? - Total: Deposit $2,086,472.97 - Loan $1,076,000.00
Full Name
Primary Deposit Total
Primary Loan Total
Relationship
Mailing Relationship
Action
FRANCISCO JAMES
$2,086,472.97
$1,076,000.00
Owner
No
- Edit

Orrstown Financial Services, Inc.
A Tradition of Excellence

69 MCIF/CRM

ABOUT US
CONTACT US
LOCATIONS
CAREERS
COMMUNITY NEWS
INVESTOR RELATIONS
Online Banking Login
ORRSTOWN BANK
A Tradition of Excellence
PERSONAL BANKING
BUSINESS BANKING
FINANCIAL ADVISORS
NEWS ALERT : Lorem ipsum dolor sit amet, consectetur adipiscing elit. Integer aliquam 2.89%. Learn more »
HOW CAN WE HELP YOU TODAY?
Learn about products and services >
Open an account >
Apply for a loan >
Business solution >
Find a branch location >
e-Banking Services >
Found the perfect house?
Looking to refinance?
Orrstown Bank has the right mortgage for you.
View Our Current Mortgage Rates »
Apply Online Now »
SOLD
WOULD YOU LIKE TO SPEAK WITH A CUSTOMER SERVICE REPRESENTATIVE?
Start Chatting Now »
Online Chat Hours
Monday - Friday: 8:00 am - 8:00 pm
Saturday: 9:00 am - 2:00 pm
Sunday: 10:00 am - 1:00 pm
TODAY'S FEATURED RATE
30 Year Fixed Rate
Rate APR Points
5.125% 5.163% 0
15 Year Fixed Rate
Rate APR Points
3.625% 3.562% 0
Personalized Quote »
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Begin Your Switch Now »
Maybe you're ready to make the switch but have concerns about the time and actions required. Let Orrstown Bank simplify things with our Switch Kit.
MARKET SUMMARY
Trading Symbol ORRF
Exchange NASDAQ
Market Value ($M)
Stock Quote $27.24
Change $0.78 2.95%
Volume 15,373
As of April 29, 2011
Minimum 20 minute delay.
ABOUT ORRSTOWN
About Us
Contact Us
Recent News
Customer Service
MANAGE YOUR ACCOUNT
Electronic Banking Services
Switch Your Account to Orrstown
E-Statements
Telephone Banking
Business Checking
Business Money Markets

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

70 70 Looking Ahead: 2011

MoneyMinutes TV
Saturday: 9:00 am - 2:00 pm
Sunday: 10:00 am - 1:00 pm
Personalized Quote >
Receive Rates by Email >
time and actions required. Let Orrstown Bank simplify things with our Switch Kit.
As of April 27, 2011 11:18 AM
Minimum 20 minute delay.

71

ORRSTOWN FINANCIAL SERVICES, INC.
A Tradition of Excellence

71 71

Found the perfect house?
Looking to refinance?
Orrstown Bank has the right mortgage for you.
View Our Current Mortgage Rates >
Apply Online Now >
HOUSE
SOLD

72

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Looking Ahead: 2011 •Customers can apply on line for their mortgage •Other consumer loan and deposit products will be available later in the year

73 73
• Continue to support our communities through
volunteerism and financial contributions
– Community involvement in 2010:
• 21,882 volunteer hours with 292 different local organizations
• 62 Board/leadership positions
• More than 2/3 of the Bank’s employees volunteer in the
community
• Orrstown Bank donated more than $400,000 to local
organizations
• Continue to deliver peer group leading results and
solid return to shareholders
Looking Ahead: 2011

74 74
• 2010 was a year of record performance
• We could not have done it without you!
• Moving forward
– Continue to reward shareholders
– Investments in technology will be paramount to
continued growth
– Continue to look for strategic growth opportunities in
attractive markets
In Conclusion

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

75 75 Joel R. Zullinger Chairman of the Board Results of Election Closing Comments

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Thank You!

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

76 76

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

Appendices

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

77 77

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

78 78
Tailored Mid-Atlantic Peer Group
NOTE: Includes publically-traded commercial banks with assets between $1bn and  $2bn headquartered in the Mid-Atlantic
Financial data as of December 31, 2010; Market data as of April 27, 2011
Source: Company Documents and SNL Financial
Balance Sheet
Non-
Total Int. Inc./ Res./ NCOs/ NPAs/
Total Total Gross RBC Eff. Total Gross Res./ Ave Total Market Dividend
Assets Deposits Loans Ratio ROAA ROAE NIM Ratio Rev. Loans NPAs Loans Assets Cap. Yield
Company St. Ticker ($mm) ($mm) ($mm) (%) (%) (%) (%) (%) (%) (%) (%) (%) (%) ($mm) (%)
Arrow Financial Corporation NY AROW 1,908 1,534 1,146 15.7 1.16 14.56 3.58 57.28 22.30 1.28 360.29 0.06 0.22 271.9 4.10
Eagle Bancorp, Inc. MD EGBN 2,089 1,727 1,756 11.9 0.86 8.40 4.09 58.97 7.20 1.41 70.46 0.34 1.68 273.4 0.00
Financial Institutions, Inc. NY FISI 2,214 1,883 1,349 13.6 0.98 10.07 4.07 60.58 19.75 1.52 230.16 0.54 0.40 182.9 2.42
Univest Corporation of Pennsylvania PA UVSP 2,134 1,686 1,475 15.5 0.75 5.82 4.11 58.95 31.65 2.09 65.45 1.07 2.26 279.0 4.85
Cardinal Financial Corporation VA CFNL 2,072 1,404 1,615 13.9 0.92 8.44 3.68 56.91 27.72 1.50 276.18 0.32 0.42 324.5 1.09
Commonwealth Bankshares, Inc. VA CWBS 1,097 960 952 8.4 (4.25) (68.18) 2.88 64.03 7.34 8.30 32.07 1.94 23.16 4.1 0.00
Community Bankers Trust Corporation VA BTC 1,116 962 641 14.9 (1.75) (17.53) 4.10 82.34 -4.31 4.11 34.14 2.78 4.17 23.0 0.00
Peapack-Gladstone Financial Corporation NJ PGC 1,505 1,352 932 13.9 0.52 6.60 3.64 65.80 23.04 1.53 40.87 0.93 1.94 117.0 1.51
Tower Bancorp, Inc. PA TOBC 2,747 2,300 2,220 13.2 0.08 0.74 3.71 71.93 17.30 0.63 62.82 0.36 0.81 260.2 5.11
Alliance Financial Corporation NY ALNC 1,455 1,135 901 14.7 0.81 9.17 3.55 66.08 31.33 1.19 105.24 0.32 0.71 151.8 3.75
First Mariner Bancorp MD FMAR 1,310 1,122 952 2.2 (3.43) (119.97) 2.91 99.96 42.78 1.48 15.36 1.54 7.08 12.1 0.00
Royal Bancshares of Pennsylvania, Inc. PA RBPAA 981 694 526 18.9 (2.02) (22.96) 2.89 111.42 18.18 4.01 17.09 3.10 7.38 24.4 0.00
Citizens & Northern Corporation PA CZNC 1,317 1,004 736 17.2 1.44 12.69 3.81 52.83 24.48 1.24 78.02 0.05 0.91 212.7 3.20
VIST Financial Corp. PA VIST 1,425 1,149 1,025 12.1 0.29 3.02 3.44 69.36 31.95 1.44 31.31 0.74 3.13 49.3 2.71
Bryn Mawr Bank Corporation PA BMTC 1,732 1,341 1,202 13.7 0.61 6.76 3.79 64.29 33.59 0.86 61.63 0.96 0.97 239.5 3.09
Center Bancorp, Inc. NJ CNBC 1,207 860 708 14.3 0.59 6.30 3.30 61.60 8.56 1.25 48.70 0.69 1.51 159.0 1.26
CNB Financial Corporation PA CCNE 1,414 1,163 799 15.4 0.87 11.62 3.64 58.54 19.32 1.35 68.84 0.55 1.09 167.6 4.81
Shore Bancshares, Inc. MD SHBI 1,130 980 895 13.1 (0.15) (1.33) 4.02 61.62 28.94 1.59 23.20 1.96 n/a 82.2 2.46
Metro Bancorp, Inc PA METR 2,234 1,832 1,398 15.8 (0.20) (2.09) 4.04 87.14 25.71 1.55 36.67 0.96 2.64 171.5 0.00
High 2,747 2,300 2,220 18.9 1.44 14.56 4.11 111.42 42.78 8.30 360.29 3.10 25.79 324.52 5.11
Low 981 694 526 2.2 (4.25) (119.97) 2.88 52.83 (4.31) 0.63 15.36 0.05 2.86 4.14 0.00
Mean 1,636 1,320 1,117 13.6 (0.10) (6.73) 3.64 68.93 21.94 2.02 87.29 1.01 6.04 158.20 2.12
Median 1,455 1,163 952 13.9 0.59 6.30 3.68 64.03 23.04 1.48 61.63 0.74 4.15 167.59 2.42
Orrstown Financial Services, Inc. PA ORRF 1,512 1,188 967 14.8 1.21 11.22 3.72 54.89 29.72 1.66 98.96 0.44 1.07 211.3 3.45
Asset Quality Profitability Valuation

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

79 79
Ratio of Tangible Common Equity to Tangible Assets
The ratio of tangible common equity to tangible assets is a non-GAAP-based financial measure calculated using non-GAAP-
based amounts. The most directly comparable GAAP-based measure is the ratio of stockholders’ equity to assets. In order to calculate tangible common equity and tangible assets, the Company’s management subtracts intangible assets from both common equity and assets.  Tangible common equity is then divided by tangible assets to arrive at the ratio of tangible common equity to tangible assets.  Management uses the ratio of tangible common equity to tangible assets to assess the strength of the Company’s capital position.  This is consistent with the treatment by bank regulatory agencies, which exclude goodwill and other intangible assets from the calculation of risk-based capital ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures. A reconciliation of the ratio of stockholders’ equity to assets and tangible common equity to tangible assets is set forth below.
(Dollar Values in Thousands)
2005 2006 2007 2008 2009 2010
Common Equity 57,310 89,388 96,124 103,347 110,886 160,484
Intangible Assets 1,935 21,567 21,368 21,186 20,938 20,698
Tangible Common Equity 55,375 67,821 74,756 82,161 89,948 139,786
Assets 601,460 809,031 884,979 1,051,783 1,196,432 1,511,722
Intangible Assets 1,935 21,567 21,368 21,186 20,938 20,698
Tangible Assets 599,525 787,464 863,611 1,030,597 1,175,494 1,491,024
Equity/ Assets 9.53% 11.05% 10.86% 9.83% 9.27% 10.62%
Tangible Common Equity/ Tangible Assets 9.24% 8.61% 8.66% 7.97% 7.65% 9.38%
Year Ended December 31,

ORRSTOWN
FINANCIAL SERVICES, INC.
A Tradition of Excellence

80 80
Return on Average Tangible Equity
Return on average tangible equity is a non-GAAP-based financial measure calculated using non-GAAP-based amounts.  The most directly comparable measure is return on average equity, which is calculated using GAAP-based amounts.  The
Company calculates the return on average tangible equity by excluding the balance of intangible assets and their related amortization expense from the calculation of return on average equity. Management uses the return on average tangible assets and equity to assess the Company’s core operating results and believes that this is a better measure of our operating performance, as it is based on the Company’s tangible assets and capital. We believe that excluding the impact of purchase accounting adjustments allows for a more meaningful comparison with the Company’s peers, particularly those that may have not have acquired other companies.  Further, the exclusion of goodwill and intangible assets is consistent with the treatment by bank regulatory agencies, which exclude these amounts from the calculation of risk-based capital ratios. However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  A reconciliation of return on average equity to the return on average tangible equity is set forth below.
(Dollar Values in Thousands, Except PerShare)
2005 2006 2007 2008 2009 2010
18.69% 15.10% 13.64% 13.20% 12.48% 11.22%
0.59% 3.88% 4.38% 3.82% 3.25% 1.97%
19.28% 18.98% 18.02% 17.02% 15.73% 13.19%
Year Ended December 31,
Return on average equity (GAAP basis)
Effect of excluding average intangible assets and related amortization
Return on average tangible equity